UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 23, 2022
(Date of earliest event reported)
_________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Explanatory Note
This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K filed by Nautilus, Inc. with the U.S. Securities and Exchange Commission on May 23, 2022 (the “Original Report”). The Original Report furnished as an exhibit a press release announcing certain financial results of Nautilus, Inc., which has been amended to correct a reported date as set forth in Item 2.02 below. The sole purpose of this Amendment is to furnish the amended press release.

Item 2.02	Results of Operations
On May 23, 2022, Nautilus, Inc. issued a press release announcing its financial results for the three and twelve-months ended March 31, 2022, which reported that the Company expects JRNY® members to exceed 500,000 at March 31, 2022. The press release has been amended to report that the Company expects JRNY® members to exceed 500,000 at March 31, 2023. A copy of the amended press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and in the exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. amended press release dated May 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 23, 2022	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)